The Peck Company

Investor Presentation

The Peck Company

Constructing our Energy Future

NASDAQ : PECK

The Peck Company

Disclaimer

Certain statements contained in this presentation or in other documents of The Peck Company Holdings, Inc. ("Peck", "Peck Electric", "The Peck Company" or "Company"), along with certain statements that may be made by management of the Company orally in presenting this material, regarding, among other matters, management's plans and strategies, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "forecasts," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, effective tax rate, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

All forward-looking statements are based on current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K.

All forward-looking statements included in this press release are based on information currently available to us, and we assume no obligation to update any forward-looking statement except as may be required by law.

The information contained in this document is provided for general information only and does not constitute an offer to sell securities or the solicitation of an offer to buy, or recommendation for investment in, any securities in any jurisdiction. The information in this document is not intended as financial advice and is only intended for professionals with appropriate investment knowledge who can be classified as a 'Professional Client' under the rules & regulations of the appropriate financial authority. Moreover, none of the document is intended as a prospectus within the meaning of the applicable laws of any jurisdiction and none of this document is directed to any person in any country in which the distribution of such document is unlawful. None of the information contained herein nor any further information made available in relation to will form the basis of any contract. The information and opinions in the document constitute a judgment as at the date indicated and are subject to change without notice. The information may therefore not be accurate or current. This document does not purport to be comprehensive or to contain all the information that a prospective investor may need. The recipients of this document must make their own assessment of any investment, carry out their own independent due diligence and must not rely on anything contained herein to make any investment decision. The information and opinions contained in this report have been compiled or arrived at from sources believed to be reliable in good faith, but no representation or warranty, express, or implied, is made by The Peck Company Holdings, Inc. or any party to the transaction, as to their accuracy, completeness or correctness. Company also does not warrant that the information is up to date. Moreover, recipients of this document should be aware of the fact that investments in undertakings, loans, securities or other financial instruments involve risks. Past results do not guarantee future performance. Company accepts no liability for any loss arising from the use of material presented in this document.

NASDAQ : PECK
The Peck Company Holdings, Inc.

A 47-year Engineering, Procurement & Construction "EPC" Company with Significant Growth Opportunities in the Solar Market

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Capitalizing on the Clean Energy Transformation by Constructing the Energy Resources for our Future

The Peck Company

Investment Highlights

- **REGIONAL INDUSTRY LEADER WITH ACCOMPLISHED MANAGEMENT**
  - Largest commercial solar contractor in the Northeast (headquartered in Vermont) and one of the largest in the USA providing residential to commercial to utility construction arrays and installation services.
  - Accomplished management team lead by Jeffrey Peck and Kip Myrick whom are responsible for cultivating relationships in the industry for over 25 years.
  - Existing pipeline at end of 2019 approximately $50 million
- **HIGHLY FRAGMENTED INDUSTRY: Acquisitions to Complement Organic Growth**
  - Nine out of the top 10 states for solar array installations in the US are in the Northeast, based on return metrics to the solar array owner
  - According to Allied Market Research, the global solar energy market was valued at $52.5 billion in 2018 and projected to reach $223 billion by 2026, representing CAGR of 20.5% from 2019 to 2026.
  - 11 GW of solar PV will be constructed in the Northeast over the next 5 years to meet States' requirements
- **FAVORABLE BUSINESS AND FINANCIAL OUTLOOK**
  - • Peck generated revenue of $18M in 2018 and forecast significant revenue grow through 2020.
  - • Accretive acquisition to be a factor going forward
  - • Increasing requirements for clean, renewable energy is driving the demand for solar arrays
  - • Green bond oversubscription indicates a surplus of capital and a lack of constructed projects
  - • The Peck Company is an unrecognized investment opportunity

Company Profile

Company History

- Peck Electric Co. is a second-generation family business founded in 1972 in South Burlington, Vermont
- Current CEO and 2nd-generation owner is Jeffrey Peck, who joined the business in 1994. The VP of Solar is Frederick "Kip" Myrick, who has been with the business for over 30 years
- Established as a traditional electrical contractor, Peck Electric branched into data / communications before expanding further to offer solar energy industry services in 2008
- Beginning in 2013, Jeffrey Peck and Kip Myrick made the strategic decision to focus the business on solar EPC, only after the solar installation business model became profitable


est. 1972
PECK ELECTRIC

Current Status

- Ranked one of the largest solar contractors in the Northeast and one of the largest in the US by Solar Power World 2018[1]
  - Peck has approximately 100 employees and provides engineering, procurement, and contracting (EPC) services for the construction of solar arrays as well as data and electrical services
- Installed over 125-MW of solar systems since its inception…representing over 1/3 of Vermont's cumulative installed solar
  - C&I focus with utility and residential when opportunistic
- Constructed and currently owns approximately three megawatts of operating solar array assets that provides Peck with recurring revenue offsets taxes


Peck Electric

The Peck Company

Peck Constructs Energy Assets

Asset Development

EPC Role by Peck – Core Focus

- Designs and engineers the site and the array/system for the client
- Procures material including solar panels, inverters, batteries, racking and equipment
- Provides skilled labor and project management for construction, mechanical, and electrical trades
- Operation & Maintenance

Developer Role (by Peck or others)

- Permitting, community approval, Power Purchase Agreement negotiation with off-taker, Notice to Proceed, Commercial Operation Date

Financing Role (by Peck or others)

- Owner financed
- Equity investor
- Debt financed

Energy Assets


Photovoltaic (PV) Solar Array


PV Solar + Storage


Electric Vehicle Charging (solar or non-solar)

Energy Off-Takers

- Utility
- Municipality
- Community
- Corporate
- Residential
- EV owner

The Peck Company

At the Center of Opportunity

Fee for Service EPC Opportunities

Design and engineer solar array projects for customers

Manage material and equipment purchases on behalf of customers

Project manage and construct solar arrays for customers



Engineer
Procure
Construct
The Peck Company
Develop
Construct
Own/ Operate

Solar Investment Opportunities

Invest in greenfield development with highest risk and return profile

Purchase pre-developed projects at lower risk and construct to completion

Purchase fully-operational assets with lowest risk and return profile

The Peck Company

Peck Strategic Advantages

Experience & Capabilities

- **47-year history**
  Peck Electric has the longevity to stand behind the typical 25 year product warranties, and Senior Management has been with the company for over 25 years
- **Success in VT paves a path to other states**
  Constructed the largest arrays in VT (7MW) and over 3,000 residential systems, and the Northeast market requires all the same skillsets and capabilities
- **360º project insights**
  Diverse technical and management expertise across the spectrum of Solar Development, Electrical Contracting, Data Services and Operations & Maintenance provides a unique, wholistic perspective
- **Immediately scalable to project size**
  Peck's in-house staff plus "on-demand" workforce can meet the needs of various job sizes from residential to commercial to utility

Risk Mitigation

- **Outstanding safety record**
  Peck's Experience Modification Rate (EMR) is better than industry average and is a strong indicator of both safety and business performance
- **Upfront design assistance**
  Working with customers early in the process on design and development mitigates project risk at the installation phase
- **On-time, on-budget**
  Experienced planning, budgeting and internal process controls enable efficiency on fast-paced projects while maintaining budgets and schedules the client expects
- **Performance record**
  Peck Electric is committed to working with high-quality materials and equipment to complement the Company's high-performance standards aimed at mitigating system risk for its customers

Relationships

- **Long-term relationship**
  Many clients have been utilizing Peck's services for over 25 years
- **Customers operate in multiple states**
  The Company works with developers that have projects in multiple states, so growth plans will also leverage the relationships with existing customers to expand into other states
- **Better relationships means more projects**
  The Company is typically part of early development efforts and helps customers improve designs and clear permitting. Therefore, there is little to no competition at the time of award and over 95% of bid projects have historically resulted in award
- **New Relationships**
  Peck is continuously seeking new relationships with developers to grow additional project pipelines

The Peck Company

Ideal Project Size & Timeline

Solar Project Size

Size	Segment	
< 10kW	Residential	Opportunistic when marketing expenses can be avoided
10kW	Small Commercial	**Ideal project size to optimize margin, scale, and risk profile**
1MW	Commercial	
10MW	Small Utility	
>10MW	Utility	Opportunistic when profit margin can be preserved

Typical Commercial/Sm.Utility Project Timeline

Phase	Timeline
Planning Design & Engineering Including Development Support	1-week to 1-year Peck can construct fully developed projects quickly or invest considerable "marketing" time/effort upfront to assist developers with system design and mitigate project risks
Contract Signing and Procurement	1-4-weeks
Notice to Proceed and Construction to Commercial Operation Date	6-weeks to 6-months Expert process control and efficient use of skilled labor enables on-time, on-budget project management to completion

Industry & Market Opportunity

Positioned for the Energy Transformation to Clean Renewable Energy

Solar Will Grow in US through 2050

DNV GL projects 2.5x increase in global electricity demand by 2050, and that 40% of the entire global energy to serve the population's needs will be produced by PV solar arrays[1]

Northeast Solar Markets are the Best in US

Nine out of 10 highest ranked states in the US for solar array installation are in the Company's addressable market in the Northeast, based on return metrics to the array owner[2]

Adjacent Markets Increase the Opportunity

- **Solar + Storage** market measured by MW expanded by 44% year-over-year in 2018 and is projected to grow into a $4.7 billion end market by 2024[3]
- **Electric Vehicle** charging market is expected to expand to over $30 billion by 2024 with a CAGR of 40% over the 5-year period[3]

Northeast Solar Installations Will Double in 5 years[4]



Northeast Solar PV Installations (MW)
25,000
20,000
15,000
10,000
5,000
0
Cululative by 2018
Cumulative by 2023

1) DNV GL ETO Outlook 2018
2) Industry Data, Solar Power Rocks
3) US EIA Annual Report 2018
4) Industry Data, www.SEIA.org

Northeast Market Detail

11,000 MW Increase in Solar PV Installations Across the Northeast Over the Next 5 years


ME, 800 MW
NH, 264 MW
VT, 244 MW
NY, 3,061 MW
MA, 1,603 MW
RI, 299 MW
CT, 585 MW
PA, 810 MW
NJ, 2,007 MW
DE, 241 MW
MD, 1,018 MW

Percentage of Additional Solar PV by State To Be Installed Over the Next 5 years


Vermont, 2%
New Hampshire, 2%
Rhode Island, 3%
Connecticut, 5%
Maine, 7%
Pennsylvania, 8%
Maryland, 10%
Massachusetts, 15%
New Jersey, 19%
New York, 29%

Data Source: www.seia.org

The Peck Company

Market Expansion Plan

Existing and Planned Areas of Market Expansion



- Existing Operations in Vermont
- Immediate Northeast Market Expansion into Adjacent States with Best IRR for Solar
- Existing Access to Skilled Union Labor - Opportunistic for Project and M&A Growth

- Existing operations with portfolio of installations and services are in VT
- Immediate plans are to begin expanding into the surrounding Northeast states to capture growth
- Access to highly-skilled workforce across the country is a strategic advantage that allows opportunistic expansion across the US into any state
- 9 out of the top ten states for solar in the US are in the Northeast, based on return metrics to the solar array owner
- Mean IRR of solar arrays in CT, ME, NH, NJ, NY, RI, VT is 17.2%

Industry Data, Solar Power Rocks

Corporate and Solar M&A Strategy

The Peck Company

Profile of Corporate Acquisition Targets:

Guiding Principals
- Peck will leverage and grow its brand in the Northeast solar EPC market as a leader
- Consolidation of niche service providers can leverage corporate operating infrastructure and lower costs
- Acquisitions will be accretive to earnings within 12-mo.

Target Business Types
- Solar EPCs and electrical, roofing and other contractors with synergistic skill sets
- Other complementary targets in adjacent industries that participate in battery storage or EV charging
- Businesses that support the long-term profitability of the Company

Target Financial Metrics
- EBITDA margin > 10%
- Free Cash Flow $1-5M

Profile of Solar Array Acquisition Targets:

Guiding Principals
- Long-term strategy for recurring revenue streams
- Prudent use of internal versus external capital in order to maximize IRR and preserve cash reserves
- Minimize off-taker risk with priority to utility, municipal, community or other off-takers with low-risk of default

Target Array Profile
- Various stages are of interest and include fully operating assets, developed projects requiring EPC, or greenfield opportunities
- Priority to Northeast states where EPC is required

Target Project IRR
- Operating assets > 5-10%
- Developed and requires EPC > 10-20%
- Greenfield development > 20%

The Peck Company

Financial Performance


100
80
60
40
20
0
Revenue ($ Million)
PECK
Nasdaq
6/20/19
2017
2018
2019

- Historical financial growth all internally developed
- Growth opportunities also exist for corporate and solar project M&A that are accretive to earnings
- Additional recurring revenue will come from solar array income for owned solar assets
- Gross operating margins of 20% can be improved over time
- We anticipate 20% revenue growth over the foreseeable future

The Peck Company

Financial Snapshot

Ticker	PECK
Price (1/16/20 closing)	$5.61
Shares Outstanding	5.6M
Warrants (exercisable at $15)	2.1M
Fully Diluted with Warrants	7.7M
Long-Term Debt (Q319)	$3.7M
Cash (Q319)	$~1M
Market Capitalization	$31M

The Peck Company

Management



CEO, Chairman

Jeffrey Peck has been the majority owner and Chief Executive Officer of Peck Electric since Mr. Peck purchased it from his family in the late 1990s. Since then, Mr. Peck transformed Peck Electric from a local electrical contracting business to the largest commercial solar engineering, procurement and construction ("EPC") company in the Northeast and ranked 60th in the US by Solar Power World. Mr. Peck has grown Peck Electric to nearly 100 employees with many employees having tenures over 20 years. Mr. Peck was also responsible for timing the strategic direction of Peck Electric's focus into solar EPC at the time when solar installation became a profitable business in 2013 and also began investing in company-owned arrays, with a portfolio now approximately three megawatts. Mr. Peck has served as Chairman of Vermont Electrical Contractors, Chairman of the Joint Health and Welfare Committee as well as the IBEW Local 300 Pension funds. Mr. Peck graduated from Champlain College in 1993.



VP of Solar, Board Member

Frederick "Kip" Myrick has been working at Peck Electric for over 30 years since joining in 1988 as a Journeyman Electrician. In 1993 Mr. Myrick was promoted to Foreman and successfully managed the numerous small and large-scale projects at Global Foundries, IBM's chip-manufacturing business. From 1995 to 1998 Mr. Myrick held positions of General Foreman and Superintendent, then Project Manager/Estimator in 2005. In 2006, Mr. Myrick became a significant minority shareholder in the Company and its Vice President, then started the Peck Solar division in 2008 and has managed the construction of the largest solar arrays in Vermont. Mr. Myrick is also responsible for the innovative dual-use farming of saffron with solar arrays in collaboration with the University of Vermont, which has attracted national news attention. Mr. Myrick is a NABCEP certified Photovoltaic Installation Professional and holds a Vermont Master Electricians License.

John Sullivan, CFO previously served as Chief Financial Officer and Chief Operating Officer of Mammut Sports Group, Inc., a Swiss multinational mountaineering and trekking company, from July 2018 to August 2019, and from October 2015 to July 2018, Mr. Sullivan served as Vice President of Finance, Administration and Control of Nokian Tyres, North America, a Finnish tire manufacturing company. In such roles, Mr. Sullivan developed and managed all financial, administrative and internal control responsibilities for such companies' North American operations, among other responsibilities. From October 2007 to October 2015, Mr. Sullivan served as Chief Financial Officer of Century Arms, Inc., Century International Arms, Inc. and Century International Arms, Corp., U.S. based firearms importers and manufacturers, where he managed the financial and accounting divisions of such companies. Prior to serving in such executive roles, Mr. Sullivan held consulting and senior accountant positions at Green Cab, LLC, The Syndio Group, Gallagher, Flynn & Company, Little Man, Inc. and the New England Culinary Institute. Mr. Sullivan holds a B.S. in Business Management from Union Institute & University.

Michael d'Amato, Corporate Secretary & Director of Corporate and Business Development brings an entrepreneurial career history of creating award-winning business plans, developing value propositions, identifying business opportunities, and recognizing new markets. Prior to joining Peck Electric, Mr. d'Amato utilized his cross-disciplinary engineering background and entrepreneurial experience to advised his solar EPC clients about maximizing value and strategic advantages in the solar industry. As the Director of Operation for the publicly traded company Invion, Inc. (ASX:INV), Mr. d'Amato established the US operations to support the company's strategic growth plans. As the CEO of several early-stage startups, Mr. d'Amato raised institutional capital for a structured finance company, raised private capital for an early-stage gene therapy company focused on curing Sickle Cell Disease, and established a collaborative agreement with a leading biotechnology company that was critical for attracting investor interest. Mr. d'Amato also in-licensed innovative technology from the University of Pennsylvania and established research teams to validate technology for investment decisions. Mr. d'Amato studied Microbiology (BS) and Mechanical Engineering (MS) at University of Rochester, where he pioneered an entrepreneurial program between the School of Engineering and the Simon School of Business. Mr. d'Amato served as Entrepreneur in Residence at Drexel University and mentored winning teams at both the Drexel and Wharton Business Plan Competitions.

Investment Conclusion

50 Year Horizon

Peck has been in business for almost 50-years, and the time horizon for the world's energy transformation is another 50-years ahead.

Peck will participate in near-term incentives and long-term, sustainable energy transformation with a commitment to the environment. Our $50 million backlog in January 2020 has never been stronger..

We have historically generated revenues organically. Our Company is expanding and additional future growth may come from acquisitions.

Peck should experience significant financial growth over the next several years.

Active Investor Outreach

Small private companies like Peck don't often have an opportunity to participate in a NASDAQ IPO, particularly in an era of high-priced "unicorns" where it may be difficult for investors at or after the IPO to benefit from future growth.

Now as a Nasdaq company, PECK is actively pursuing the investment community targeting investors seeking a growing, clean energy investment opportunity.

Our management team plans on attending numerous conferences in 2020 to share our clean energy vision and how investors can benefit.

Undervalued/Unrecognized

Peck is guided by the mission to facilitate the reduction of carbon emissions through the expansion of clean, renewable energy and believes leveraging its core values to deploy resources toward profitable business is the only sustainable strategy to achieve these objectives.

We believe we represent an unrecognized investment opportunity in the rapidly growing solar market.

The Peck Company

Constructing our Energy Future

The Peck Company

Appendix

Management

Many of Peck's ~100 employees have been with the Company for multiple decades

Steven Yates, Director of Projects has been with Peck Electric since 2011. Mr. Yates was instrumental in developing Peck's Residential and Commercial Solar Divisions. Mr. Yates brought installation and design experience to the company and directed the division through over 3,000 residential installs. Prior to working in the solar industry, Mr. Yates Captained tall ships for a world-traveling experimental learning program. In addition, Mr. Yates taught the nautical science program, certified divers, and operated as the Chief Medical Officer. Onboard the ships, he developed an appreciation for self-sufficiency through the operation of the mechanical systems onboard and used this knowledge to propel him into the renewable energy space. Mr. Yates brings years of project management experience and a positive attitude to create projects from inception to completion. Mr. Yates graduated from the University of Maryland and holds a Masters of Oceans Captains License from the USCG. In his spare time, he runs his family's orchard with his wife and is a member of the Mount Mansfield Ski Patrol.

Harold Craig, Project Development Manager started working for Peck Electric at the beginning of 2019. Mr. Craig has built and been involved in solar projects from 125kW to 7MW with 11 years experience as the regional manager in charge of EPC for a the solar developer and Peck Electric client, GroSolar. Mr. Craig has supervised work across the Northeast in VT, NH, MA, NJ, CT, IL, MN, and OK. Mr. Craig brings a network of contractors to support scaling for growth in other regions as well as knowledge of local rules and regulations important to efficient construction of the projects in other regions. In 2001, Mr. Craig achieved his Master Plumbing and Heating license for VT and NH. In 2014, Mr. Craig completed the State of Vermont 4-year electrical apprenticeship program and will be working towards his Journeyman's electrical license. Mr. Craig holds certifications in: OSHA 10, OSHA 30, OSHA Hazwopper 40, CPR, First Aid and multiple certifications as a Firefighter and EMT.

Tylor Thibault, Director of Operations has been working at Peck Electric for 20 years. His career with Peck Electric started after entering the electrical apprenticeship program in 1999. Upon completing the five-year apprenticeship program in 2004, he earned his Journeyman's electrical license at which time Mr. Thibault was promoted to Project Foreman. From 2004 to 2008, Mr. Thibault held the position of Foreman and managed projects from $50,000 to over $1,000,000 across the state of Vermont. In 2008, Mr. Thibault was promoted to Service Department Manager and then General Foreman in 2010 where he helped the Company increase its bidding accuracy using the electrical estimating software Accubid. In 2014, Mr. Thibault was promoted to Commercial Solar Project Manager, Electrical Estimator in 2017 and his current position of Director of Operation in 2019. Mr. Thibault holds several certifications related to electrical, solar and electric vehicle charge station installation and maintenance.

The Peck Company

Board of Directors

The Peck Company's independent Board Members have the diversified experience to support the Company's growth

Daniel Dus has served as the Head of Renewables Business, North America since July 2017 for Adani Solar USA, Inc., an affiliate of Adani Group, which is an integrated business conglomerate in India that consists of six publicly traded companies. In this role, Mr. Dus managed the construction of 453 megawatts in solar projects and developed a 1.8 gigawatt pipeline of solar projects for Adani Group in the U.S. From November 2015 to July 2017, Mr. Dus served as the chief development officer for Dynamic Energy Solutions, LLC, a full-service solar energy provider where Mr. Dus was responsible for new market entry, with a focus on greenfield development, community solar and shared renewables. From August 2013 to November 2015, Mr. Dus served as the chief strategy officer for Safari Energy, LLC, a solar power provider focused on serving real estate investment trusts, where Mr. Dus was responsible for business and project development process creation, integration, training and improvement. Prior to that, Mr. Dus served as the chief operations officer and the chief financial officer from September 2008 to August 2013 for Martifer Solar, S.A., a global solar photovoltaic power developer and engineering, construction and procurement, and operations and maintenance provider. At Martifer Solar, S.A., Mr. Dus was responsible for over 1,200 solar clients serviced under leases, power purchase agreements, direct purchase and community solar models, for managing a solar services platform that engaged 75 full time staff members and over 1,000 subcontracted laborers, and for obtaining corporate investment facilities and bonding facilities. Mr. Dus holds a Master of Business Administration from Drexel University and is a certified solar designer, Stanford-certified project manager, Villanova-certified Six Sigma Master Lean Blackbelt, and holds over fifty certificates in energy hedging, grid infrastructure and emerging energy technologies, as well as an OSHA 30. Mr. Dus owns the first property in the world ever powered by alternating current electricity.

Doug Rose has over 25 years experience in the solar industry. Since 2010 he has held the position of Vice President, Technology Strategy in SunPower Corporation's strategy and business development group. Previous roles at SunPower include Product Engineering Manager, Director of Module R&D, and Technology Development Director. Prior to joining SunPower, he held positions in technology assessment and technology development at GTE, PV research at the National Renewable Energy Laboratory, and thin-film PV research and management at First Solar. He also held board of director and board observer positions at Solexel and SolarBridge. Dr. Rose has degrees in mechanical engineering from Iowa State and Stanford University and a Ph.D. in electrical engineering from the University of Colorado. He is author or co-author of more than 50 publications and 21 US patents in the field of solar energy.

Stewart Martin was appointed as member of Jensyn's Board of Directors in November 2016. He is Executive Vice President, Sales and Producer Development of Marsh & McLennan Agencies – Florida, a subsidiary of Marsh & McLennan Companies. Many of Mr. Martin's clients are in the construction industry with experience specifically in solar array construction. He was previously Senior Vice President and a member of the Board of Directors of Seitlin Insurance and Advisors, which was acquired by Marsh & McLennan, LLC in November 2011.

Rockingham Project (ex.1)

- **745-kW Solar Array, Vermont**
- Owned by a private real asset firm focused on sustainable infrastructure projects
- Power for approximately 150 homes annually
- Completed Q4 2018 on time and on budget
- Client requested Peck for repeat business

- Peck was hired as the EPC and responsible for the project's design, install, and operations and maintenance.
- Peck has subsequently entered into a second agreement to build a 756-kW array for the same firm and was completed in 2Q 2019





South Main St. Project (ex.2)

- **7-MW Solar Array, Vermont**
- Client is a leading national solar company with a proven track record of developing, financing, building, and operating solar projects
- Power for approximately 1,400 homes annually
- Off-taker is Green Mountain Power (Utility)
- Completed Q4 2018 on time and on budget
- Peck was hired as the EPC and responsible for the project's design, install, and operations and maintenance
- Peck has successfully performed several projects with this national client in Vermont, and Peck intends to utilize relationships with its national clients to expand outside of Vermont as part of its growth plan

